Exhibit 31.4
CERTIFICATION PURSUANT TO SECTION 302(a)
OF THE SARBANES-OXLEY ACT OF 2002
I, Laura A. Nash, certify that:
1)I have reviewed this Amendment No.1 to Quarterly Report on Form 10-Q/A of Quantum Corporation; and
2)Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
3)[Intentionally omitted.]
4)[Intentionally omitted.]
5)[Intentionally omitted.]

Date	September 23, 2025

/s/ Laura A. Nash
Laura A. Nash
Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)